Exhibit 10.3
     FIRST AMENDMENT, dated as of March 25, 2010 (as it may be amended, modified or supplemented from time to time, this “First Amendment”) to the PRIME VENDOR AGREEMENT made as of July 1, 2009 (the “Existing Prime Vendor Agreement”) between AmerisourceBergen Drug Corporation (“ABDC”) and Bioscrip, Inc., BioScrip Infusion Services, Inc., Chonimed LLC, Los Feliz Drugs Inc., Bioscrip Pharmacy Inc. and Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PMB Services, LLC, Natural Living Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, and Bioscrip Pharmacy Services, Inc. (severally and collectively sometimes hereinafter referred to and obligated as “Customer”). Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing Prime Vendor Agreement.
     ABDC and Customer have agreed to amend the Existing Prime Vendor Agreement, confirm the liability of each of the undersigned as a “Customer” under such agreement and modify the scope of the security interest in the collateral granted therein. Accordingly, the parties hereto, intending to be legally bound, hereby further covenant and agree as follows:
     1. Joinder and Assumption.
          (a) Each of the undersigned hereby join in, assume and agree to be bound by all terms, covenants and conditions set forth in the Existing Prime Vendor Agreement, as hereby amended (the same, as it may be further amended, supplemented or otherwise modified from time to time, the “PVA”), as if each of the undersigned were originally a party to the PVA. Accordingly, effective immediately, each of the undersigned is and shall be deemed a Customer under the PVA and all related instruments, agreements and documents.
          (b) Each of the undersigned agrees to (i) cause each subsidiary or affiliate of the undersigned which may from and after the date hereof be acquired or formed by any of the undersigned to likewise join in, assume and agree to be bound by all terms, covenants and conditions set forth in the PVA and thereby become a Customer under the PVA and all related instruments, agreements and documents, and (ii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision and the PVA and all related instruments, agreements and documents.
          (c) Without limiting the generality of the foregoing, each other of the undersigned grant, affirm and/or reaffirm (and shall cause each subsidiary or affiliate of the undersigned which may be acquired or formed by any of the undersigned to grant) a lien on and security interest in and to the Collateral (as hereinafter defined) by joining in and agreeing to be bound by the terms, covenants and conditions set forth in the PVA.
     Notwithstanding anything to the contrary set forth in this Section 1 of this PVA, the joinder of a Customer and the execution and exchange of documentation in connection therewith shall not be required with respect to any affiliate or subsidiary that is a party to a contract with a vendor of Inventory of a type which is available for purchase from ABDC until lawful termination of such contract; provided, however, that the undersigned and/or any such subsidiary or affiliate shall terminate (or cause termination of) such contract in accordance with its terms as quickly as commercially reasonable, without penalty, damages or other costs to such affiliate or subsidiary for such termination so that such affiliate or subsidiary may join in the PVA as soon after such termination as practicable.

     2. Amendment to Section 9.2 of Exhibit 3. Section 9.2 of Exhibit 3 to the Existing Prime Vendor Agreement is hereby amended by (i) deleting such provision in its entirety, and (ii) substituting therefor the following new Section 9.2:
9.2 Security Interest. Without limiting the generality of the joinder in and to the PVA and assumption of liabilities and obligations of Customer, to secure all of Customer’s existing and future debts, liabilities and obligations to ABDC, Customer hereby grants to ABDC a lien upon and security interest in all of Customer’s Inventory, Accounts and Proceeds and products thereto and thereof, wherever located, now owned or hereafter acquired or arising (“Collateral”). All capitalized terms used herein and not defined have the meaning in the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located (the “UCC”). Customer hereby authorizes ABDC to file UCC financing statements describing the Collateral in all such jurisdictions as ABDC deems appropriate. Customer agrees it will not make sales, leases or other dispositions of any of the Collateral except in the ordinary course of business of Customer without the prior, written consent of ABDC. Customer hereby authorizes ABDC to do such other and further things as ABDC deems reasonably necessary or appropriate to achieve the purposes of this Paragraph.
     3. Governing Law. All questions concerning the validity or meaning of this First Amendment, and the Existing Prime Vendor Agreement as amended by this First Amendment or relating to the rights and obligations of the parties with respect to the performance hereunder or hereunder shall be construed and resolved under the laws of the State of New York, except to the extent that UCC provides for the application of the laws of the states of organization with respect to the perfection, priority and enforceability of the Collateral.
     IN WITNESS WHEREOF, the parties have had a duly authorized officer execute this First Amendment to the Prime Vendor Agreement as of the date first listed above.

BIOSCRIP INC.	BIOSCRIP INFUSION SERVICES, INC.

By: /s/ Barry A. Posner	By: /s/ Barry A. Posner
Name: Barry A. Posner Title: Executive Vice President, Secretary and General Counsel	Name: Barry A. Posner Title: Executive Vice President, Secretary and General Counsel

CHRONIMED, LLC	LOS FELIZ DRUGS INC.

By: /s/ Barry A. Posner	By: /s/ Barry A. Posner
Name: Barry A. Posner Title: Executive Vice President, Secretary and General Counsel	Name: Barry A. Posner Title: Executive Vice President, Secretary and General Counsel
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BIOSCRIP PHARMACY, INC.		BRADHURST SPECIALTY PHARMACY, INC.

By:	/s/ Barry A. Posner	By:	/s/ Barry A. Posner
Name:	Barry A. Posner	Name:	Barry A. Posner
Title:	Executive Vice President, Secretary, and General Counsel	Title:	Executive Vice President, Secretary, and General Counsel

BIOSCRIP PHARMACY (NY), INC.		BIOSCRIP PBM SERVICES, LLC

By:	/s/ Barry A. Posner	By:	/s/ Barry A. Posner
Name:	Barry A. Posner	Name:	Barry A. Posner
Title:	Executive Vice President, Secretary, and General Counsel	Title:	Executive Vice President, Secretary, and General Counsel

NATURAL LIVING, INC.		BIOSCRIP INFUSION SERVICES, INC.

By:	/s/ Barry A. Posner	By:	/s/ Barry A. Posner
Name:	Barry A. Posner	Name:	Barry A. Posner
Title:	Executive Vice President, Secretary, and General Counsel	Title:	Executive Vice President, Secretary, and General Counsel

BIOSCRIP NURSING SERVICES, INC.		BIOSCRIP INFUSION MANAGEMENT. LLC

By:	/s/ Barry A. Posner	By:	/s/ Barry A. Posner
Name:	Barry A. Posner	Name:	Barry A. Posner
Title:	Executive Vice President, Secretary, and General Counsel	Title:	Executive Vice President, Secretary, and General Counsel

BIOSCRIP PHARMACY SERVICES, INC.

By:	/s/ Barry A. Posner
Name:	Barry A. Posner
Title:	Executive Vice President, Secretary, and General Counsel

AMERISOURCEBERGEN DRUG CORPORATION

By:	/s/ Mitchell Blumenfeld
Name:	Mitchell Blumenfeld
Title:	Chief Financial Officer